                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 2
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 11, 2003

                                  VisiJet, Inc.
             (Exact name of the Company as specified in its charter)

         Delaware                    0--256111                  33-0838660
(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)               File Number)            Identification No.)

                          192 Technology Drive, Suite Q
                            Irvine, California 92618
                    (Address of principal executive offices)

              The Company's telephone number, including area code:
                                  949-450-1660

Item 7.  Financial Statements and Exhibits

         (a) Financial statements of businesses acquired.

         Attached are financial statements of VisiJet, Inc., a California corporation, predecessor of the Registrant, for the years ended December 31, 2001 (restated) and 2002 and for the period February 2, 1996 (inception) to December 31, 2002.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VisiJet, Inc., a Delaware
                                                   corporation

                                            By: /s/ Laurence M. Schreiber
                                                --------------------------------
                                                Laurence M. Schreiber, Secretary

Date:  February 9, 2004

                                  VISIJET, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                    FINANCIAL STATEMENTS AND AUDITORS' REPORT
                     YEARS ENDED DECEMBER 31, 2002 AND 2001
                 AND FOR THE PERIOD FEBRUARY 2, 1996 (INCEPTION)
                              TO DECEMBER 31, 2002

                                TABLE OF CONTENTS
                                -----------------

                                                                          PAGE
                                                                          ----

REPORT OF PETERSON & CO., LLP, INDEPENDENT AUDITORS..........................1


FINANCIAL STATEMENTS

         BALANCE SHEETS......................................................2

         STATEMENTS OF OPERATIONS............................................3

         STATEMENTS OF SHAREHOLDERS' DEFICIT...............................4-5

         STATEMENTS OF CASH FLOWS............................................6

         NOTES TO FINANCIAL STATEMENTS....................................7-18

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To the Board of Directors
VISIJET, INC.
(A Development Stage Company)
Irvine, California

We have audited the accompanying balance sheet of VisiJet, Inc. (a development stage company) as of December 31, 2002, and the related statements of operations, shareholders' deficit and cash flows for the year then ended and for the period from February 2, 1996 (inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of VisiJet, Inc. for the period from February 2, 1996 (inception) to December 31, 2001, before the restatement described in Note 10 of the 2002 financial statements, were audited by other auditors whose report dated October 25, 2002, except Note 10, which is November 12, 2002, expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VisiJet, Inc. (a development stage company) as of December 31, 2002, and the results of its operations and its cash flows for the year then ended and for the period from February 2, 1996 (inception) to December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

We also audited the adjustments described in Note 10 that were applied to restate the financial statements for the period from February 2, 1996 (inception) to December 31, 2001. In our opinion, such adjustments are appropriate and have been properly applied.

As discussed in Note 1 to the financial statements, VisiJet, Inc. (a development stage company) has reported accumulated losses during the development stage aggregating $5,817,067 and without additional financing, lacks sufficient working capital to fund operations beyond May 2003, which raises substantial doubt about its ability to continue as a going concern. Management's plans as to these matters are described in Note 1. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.


April 22, 2003                                               PETERSON & CO., LLP
San Diego, California

                                             VISIJET, INC.
                                     (A DEVELOPMENT STAGE COMPANY)
                                            BALANCE SHEETS

                                                                                   December 31,
                                                                          -------------------------------
                                                ASSETS                                        Restated
                                                                              2002              2001
                                                                          -------------     -------------
Current assets:

  Cash                                                                    $        960      $         --
  Notes receivable                                                                  --             4,340
                                                                          -------------     -------------
  Total current assets                                                             960             4,340

Property and equipment, net of accumulated depreciation                         47,443           104,541
                                                                          -------------     -------------
    Total assets                                                          $     48,403      $    108,881
                                                                          =============     =============


                                  LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
  Overdraft                                                               $         --      $      3,781
  Accounts payable                                                             196,985            58,571
  Accrued liabilities                                                          130,469           298,274
  Accrued interest payable                                                     160,837           118,448
  Royalties payable                                                             60,000                --
  Compensation settlement agreement - current portion                          595,833                --
  Notes payable - related parties                                            1,543,843           745,000
                                                                          -------------     -------------
    Total current liabilities                                                2,687,967         1,224,074
                                                                          -------------     -------------
Compensation settlement agreement, net of current portion                      104,167           408,349
                                                                          -------------     -------------

Shareholders' deficit
  Common stock, no par value; 10,000,000 shares authorized;
    7,997,735 and 7,673,401 shares issued and outstanding
    as of December 31, 2002 and 2001, respectively                             615,248           608,761
Preferred stock, no par; 5,000,000 shares authorized;
  140,306 Series A shares authorized, issued and outstanding
    as of December 31, 2002 and 2001                                           550,000           550,000
  636,364 Series B shares authorized; 363,946 issued and outstanding
    as of December 31, 2002 and 2001                                         1,908,088         1,908,088
Deficit accumulated during development stage                                (5,817,067)       (4,590,391)
                                                                          -------------     -------------

  Shareholders' deficit                                                     (2,743,731)       (1,523,542)
                                                                          -------------     -------------

    Total liabilities and shareholders' deficit                           $     48,403      $    108,881
                                                                          =============     =============

                The accompanying notes are an integral part of these financial statements.

                                                    2

                                          VISIJET, INC.
                                  (A DEVELOPMENT STAGE COMPANY)
                                    STATEMENTS OF OPERATIONS

                                                                                   Restated
                                               Years Ended December 31,         For the period
                                           -------------------------------     February 2, 1996
                                                               Restated         (inception) to
                                                2002             2001          December 31, 2002
                                           -------------     -------------     -----------------
Operating expenses:
  General and administrative expenses      $    751,717      $    458,773      $      1,859,262
  Research and development expenses             294,736           957,665             3,600,877
                                           -------------     -------------     -----------------

    Total operating expenses                  1,046,453         1,416,438             5,460,139
                                           -------------     -------------     -----------------

Loss from operations                         (1,046,453)       (1,416,438)           (5,460,139)
                                           -------------     -------------     -----------------

Other expense
  Interest expense                             (131,319)          (57,935)             (281,741)
  Loss on judgment                                   --                --               (21,483)
  Loss on disposal of asset                     (48,104)               --               (48,104)
                                           -------------     -------------     -----------------

  Total other expense                          (179,423)          (57,935)             (351,328)
                                           -------------     -------------     -----------------
Loss before provision for income taxes       (1,225,876)       (1,474,373)           (5,811,467)
  Provision for income taxes                        800               800                 5,600
                                           -------------     -------------     -----------------

Net loss                                   $ (1,226,676)     $ (1,475,173)     $     (5,817,067)
                                           =============     =============     =================

Net loss per share                                (0.16)            (0.26)                (1.71)
                                           =============     =============     =================

Weighted average shares outstanding           7,811,809         5,784,697             3,410,283
                                           =============     =============     =================

           The accompanying notes are an integral part of these financial statements.

                                                3

                                                            VISIJET, INC.
                                                    (A DEVELOPMENT STAGE COMPANY)
                                                 STATEMENTS OF SHAREHOLDERS' DEFICIT

                                                                                                           Deficit
                                                                                                         Accumulated
                                        Common Stock             Preferred A           Preferred B        during the     Restated
                                  ------------------------   -------------------  ---------------------  Development   Shareholders'
                                     Shares       Amount      Shares     Amount    Shares     Amount        Stage         Deficit
                                  -----------   ----------   --------  ---------  --------  -----------  ------------   ------------
Inception, February 2, 1996               --    $      --         --   $     --        --   $       --   $        --    $        --
  Net loss                                --           --         --         --        --           --            --             --
                                  -----------   ----------   --------  ---------  --------  -----------  ------------   ------------

Balance, December 31, 1996                --           --         --         --        --           --            --             --
  Net loss                                --           --         --         --        --           --            --             --
                                  -----------   ----------   --------  ---------  --------  -----------  ------------   ------------

Balance, December 31, 1997                --           --         --         --        --           --            --             --
  Issuance of stock for cash       5,125,500       25,500    127,550    500,000        --           --            --        525,500
  Net loss                                --           --         --         --        --           --      (580,192)      (580,192)
                                  -----------   ----------   --------  ---------  --------  -----------  ------------   ------------

Balance, December 31, 1998         5,125,500       25,500    127,550    500,000        --           --      (580,192)       (54,692)
  Cancelled stock                 (5,100,000)     (25,500)        --         --        --           --            --        (25,500)
  Spin-off from affiliated entity  4,133,195           --         --         --        --           --            --             --
  Issuance of stock for cash          26,834      107,334     12,756     50,000    57,911      318,500            --        475,834
  Issuance of stock for services      62,227       12,383         --         --        --           --            --         12,383
  Exercise of stock options          927,382      184,549         --         --        --           --            --        184,549
  Net loss                                --           --         --         --        --           --    (1,198,506)    (1,198,506)
                                  -----------   ----------   --------  ---------  --------  -----------  ------------   ------------

Balance, December 31,1999          5,175,138      304,266    140,306    550,000    57,911      318,500    (1,778,698)      (605,932)
  Issuance of stock for cash          55,252      221,008         --         --   147,315      756,000            --        977,008
  Issuance of stock for services      17,842        3,551         --         --        --           --            --          3,551
  Net loss                                --           --         --         --        --           --    (1,336,520)    (1,336,520)
                                  -----------   ----------   --------  ---------  --------  -----------  ------------   ------------

Balance, December 31, 2000         5,248,232      528,825    140,306    550,000   205,226    1,074,500    (3,115,218)      (961,893)
  Issuance of stock for cash              --           --         --         --   158,720      833,588            --        833,588
  Issuance of stock for
    assets and services            2,425,169       79,936         --         --        --           --            --         79,936
  Net loss (restated)                     --           --         --         --        --           --    (1,475,173)    (1,475,173)
                                  -----------   ----------   --------  ---------  --------  -----------  ------------   ------------

                             The accompanying notes are an integral part of these financial statements.

                                                                 4

                                                            VISIJET, INC.
                                                    (A DEVELOPMENT STAGE COMPANY)
                                           STATEMENTS OF SHAREHOLDERS' DEFICIT (CONTINUED)

                                                                                                           Deficit
                                                                                                         Accumulated
                                        Common Stock             Preferred A           Preferred B        during the     Restated
                                  ------------------------   -------------------  ---------------------  Development   Shareholders'
                                     Shares       Amount      Shares     Amount    Shares     Amount        Stage         Deficit
                                  -----------   ----------   --------  ---------  --------  -----------  ------------   ------------
Balance, December 31, 2001,
  (restated)                       7,673,401      608,761    140,306    550,000   363,946    1,908,088    (4,590,391)    (1,523,542)
  Issuance of stock for services     324,334        6,487         --         --        --           --            --          6,487
  Net loss                                --           --         --         --        --           --    (1,226,676)    (1,226,676)
                                  -----------   ----------   --------  ---------  --------  -----------  ------------   ------------
Balance, December 31, 2002         7,997,735    $ 615,248    140,306   $550,000   363,946   $1,908,088   $(5,817,067)   $(2,743,731)
                                  ===========   ==========   ========  =========  ========  ===========  ============   ============

                             The accompanying notes are an integral part of these financial statements.

                                                                 5

                                                     VISIJET, INC.
                                             (A DEVELOPMENT STAGE COMPANY)
                                               STATEMENTS OF CASH FLOWS

                                                                                                         Restated
                                                                     Years Ended December 31,         For the period
                                                                 -------------------------------     February 2, 1996
                                                                                     Restated         (inception) to
                                                                      2002             2001          December 31, 2002
                                                                 -------------     -------------     -----------------
Cash flows from operating activities:
  Net loss                                                       $ (1,226,676)       (1,475,173)     $     (5,817,067)
Adjustment to reconcile net loss to net cash
  used in operating activities:
    Depreciation                                                       13,627            70,846               288,362
    Loss from disposition of fixed assets                              48,104                --                48,104
    Non cash compensation                                               6,487                --               102,357

Changes in assets and liabilities:
    Accounts payable                                                  134,633           (41,399)              196,985
    Accrued expenses                                                 (167,805)          (16,356)                  800
    Accrued judgment                                                       --                --               129,669
    Accrued interest                                                   42,389            40,898               160,837
    Royalties payable                                                  60,000                --                60,000
    Compensation settlement agreement                                 291,651                --               700,000
                                                                 -------------     -------------     -----------------

      Net cash used in operating activities                          (797,590)       (1,421,184)           (4,129,953)
                                                                 -------------     -------------     -----------------

Cash flows from investing activities:
  Acquisition of property and equipment                                (4,633)          (47,000)             (383,909)
                                                                 -------------     -------------     -----------------

      Net cash used in investing activities                            (4,633)          (47,000)             (383,909)
                                                                 -------------     -------------     -----------------

Cash flows from financing activities:
  Advance from shareholders and related parties                       830,665           528,880             1,571,325
  Repayment of advance from shareholders and related parties          (27,482)               --               (27,482)
  Proceeds from issuance of common stock, net                              --            48,152               512,891
  Proceeds from issuance of preferred stock                                --           833,588             2,458,088
                                                                 -------------     -------------     -----------------

    Net cash provided by financing activities                         803,183         1,410,620             4,514,822
                                                                 -------------     -------------     -----------------

Net increase (decrease) in cash                                           960           (57,564)                  960

Cash, beginning of period                                                  --            57,564                    --
                                                                 -------------     -------------     -----------------

Cash, end of period                                              $        960      $         --      $            960
                                                                 =============     =============     =================

                      The accompanying notes are an integral part of these financial statements.

                                                          6

                                  VISIJET, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS
-----------------------------

         VisiJet, Inc. (the Company), a California corporation in the development stage, was incorporated on February 2, 1996, to develop and distribute medical products. The Company is developing a line of surgical equipment for use in the field of ophthalmology based on waterjet technology. Potential customers include physicians, surgical centers and hospitals.

         Prior to 1999, the Company was a wholly owned subsidiary of SurgiJet, Inc. In May 1999, the Company spun its operations off from SurgiJet, Inc. SurgiJet, Inc. distributed shares of VisiJet, Inc. common stock to its shareholders. Upon the completion of this distribution, SurgiJet, Inc. had no ownership interest in VisiJet, Inc. Certain operating assets and liabilities were assumed by VisiJet, Inc. in connection with this spin-off.

         The Company is in the development stage and its efforts through December 31, 2002, have been principally devoted to organizational activities, raising capital and research and development efforts. Management intends to continue developing and testing its waterjet technologies. The Company received approval in October 2000 from the Food and Drug Administration (FDA) for one of its products. To date, the Company has not received any revenues from product sales.

         GOING CONCERN

         The Company has incurred net operating losses since inception, has generated no revenue, and has working capital and stockholders' deficits. The Company is likely to incur substantial and increasing operating losses as it continues its research and development efforts until such time, if ever, as product sales, royalties, license and development and other fees can generate sufficient revenue to fund its continuing operations. The Company's future capital requirements will depend on many factors, including but not limited to the Company's ability to successfully market its waterjet technology to third parties, overall product development costs including the cost of clinical trials and competing technological and market developments.

         MERGER

         On February 11, 2003, the Company completed its pending merger with Ponte Nossa Acquisition Corp., ("PNAC"). As a result of this transaction, the Company became a wholly owned subsidiary of PNAC. Since this transaction resulted in the shareholders of the Company acquiring control of PNAC, for financial reporting purposes the business combination was accounted for as a recapitalization of PNAC (a reverse acquisition with the Company as the accounting acquirer). Subsequently, PNAC changed its name to VisiJet, Inc.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

         RESEARCH AND DEVELOPMENT COSTS

         Research and development costs are charged to expense as incurred. Certain corporate overhead expenses, such as professional fees, salaries, rent and travel are allocated to research and development based on estimates made by management.

                                  VISIJET, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
---------------------------------------------------

         STOCK-BASED COMPENSATION

         The Company accounts for equity instruments issued to employees for services based on the fair value of the equity instruments issued and accounts for equity instruments issued to other than employees based on the fair value of the consideration received or the fair value of the equity instruments, whichever is more reliably measurable. The Company accounts for stock based compensation in accordance with SFAS 123, "Accounting for Stock-Based Compensation." The provisions of SFAS 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in APB Opinion 25, "Accounting for Stock Issued to Employees" (APB 25) but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for its stock option incentive plans.

         DEPRECIATION

         Depreciation of property and equipment is computed using the straight-line method over estimated useful lives ranging from three to five years.

         USE OF ESTIMATES

         The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

         IMPAIRMENT OF LONG-LIVED ASSETS

         The Company reviews long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

         RECLASSIFICATIONS

         Certain reclassifications have been made to the financial statements of the prior year and for the period February 2, 1996 (inception) to December 31, 2001 in order to conform to current year presentation.

                                  VISIJET, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
---------------------------------------------------

         INCOME TAXES

         The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

         RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

         In July 2001, the Financial Accounting Standards Board issued SFAS No. 141, BUSINESS COMBINATIONS and SFAS No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS. SFAS No. 141 provides guidance on the accounting for a business combination at the date a business combination is completed. The statement requires the use of the purchase method of accounting for all business combinations initiated after June 30, 2001, thereby eliminating the use of the pooling-of-interests method. The Company adopted SFAS No. 141 on July 1, 2001. The adoption did not have an effect on the financial statements. SFAS No. 142 provides guidance on how to account for goodwill and intangible assets after an acquisition is completed. The most substantive change is that goodwill will no longer be amortized but instead will be tested periodically for impairment. The Company adopted SFAS No. 142 as of the beginning of fiscal 2002 and the effect of adoption did not have an effect on the financial statements.

         In June 2001, the Financial Accounting Standards Board issued SFAS No. 143, ACCOUNTING FOR ASSET RETIREMENT OBLIGATIONS. SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long lived assets and the associated asset retirement costs. The Company is currently analyzing this statement and has not yet determined its impact on the financial statements. This Statement will be effective for fiscal 2003.

         In October 2001, the Financial Accounting Standards Board issued SFAS No. 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS, which replaces SFAS No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF. Although SFAS No. 144 retains the basic requirements of SFAS No. 121 regarding when and how to measure an impairment loss, it provides additional implementation guidance. SFAS No. 144 also supercedes the provisions of APB Opinion No. 30, Reporting Results of Operations, pertaining to discontinued operations. Separate reporting of discontinued operations is still required, but SFAS No. 144 expands presentation to include a component of an entity, rather than strictly a business segment. The Company is currently analyzing this statement and has not yet determined its impact on the financial statements. This statement will be effective for fiscal 2003.

         In April 2002, the Financial Accounting Standards Board issued SFAS No. 145, RESCISSION OF FASB STATEMENTS NO.4, 44, 64, AMENDMENT OF FASB NO. 13, AND TECHNICAL CORRECTIONS. Among other provisions, SFAS No. 145 rescinds SFAS No.4, REPORTING GAINS AND LOSSES FROM

                                  VISIJET, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
---------------------------------------------------

         EXTINGUISHMENT OF DEBT. Accordingly, gains or losses from extinguishment of debt shall not be reported as extraordinary items unless the extinguishment qualifies as an extraordinary item under the criteria of APB No. 30. Gains or losses from extinguishment of debt that do not meet the criteria of APB No. 30 should be reclassified to income from continuing operations in all prior periods presented. This statement will be effective for fiscal 2003. The Company does not expect the adoption of SFAS 145 to have a material impact on its financial position or results of operations.

         In June 2002, the FASB issued SFAS No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES. SFAS No. 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activities. SFAS No. 146 is effective prospectively for exit or disposal activities initiated after December 31, 2002, with earlier adoption encouraged. The Company elected not to adopt the provisions of SFAS No. 146 until the adoption date and since there are no planned exit or disposal activities for the periods after the adoption date, management does not believe that the adoption of SFAS No. 146 will have a material impact on the financial statements.

         The Emerging Issues Task Force "EITF" recently reached a consensus on its tentative conclusions for EITF 00-21, REVENUE ARRANGEMENTS WITH MULTIPLE DELIVERABLES. EITF 00-21 provides accounting guidance for customer solutions where delivery or performance of products, services and/or performance may occur at different points in time or over different periods of time. Companies are required to adopt this consensus for fiscal periods beginning after June 15, 2003. The Company believes the adoption of EITF 00-21 will not have a material impact on the Company's financial position, results of operations, or liquidity.

         In November 2002, FASB issued FASB Interpretation No. 45 GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS ("FIN 45"). FIN 45 elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. FIN 45 also clarifies that a guarantor is required to recognize a liability for the fair value, or market value, of the obligation undertaken in issuing a guarantee at the inception of the guarantee. The provisions of FIN 45 relating to liability recognition do not apply to certain obligations such as product warranties and guarantees accounted for as derivatives. The initial recognition and measurement provisions apply on a prospective basis to guarantees issued or modified subsequent to December 31, 2002. The disclosure requirements of FIN 45 are effective for interim or annual financial statement periods ending after December 15, 2002. The Company does not expect the adoption of the recognition and measurement provisions of FIN 45 will have a significant impact on its financial position or results of operations.

         In December 2002, FASB issued SFAS No. 148, ACCOUNTING FOR STOCK-BASED COMPENSATION, TRANSITION AND DISCLOSURE ("SFAS 148"). SFAS 148 amends the disclosure requirements of SFAS No. 123 "Accounting for Stock-Based Compensation" ("SFAS 123") to require prominent

                                  VISIJET, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
---------------------------------------------------

         disclosures in both interim and annual financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS 148 also amends SFAS 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. The Company will commence quarterly footnote disclosure of the fair value based method of accounting for stock-based employee compensation beginning in the first quarter ending March 31, 2003. As the Company has decided not to voluntarily adopt the SFAS 123 fair value method of accounting for stock-based employee compensation, the new transition alternatives of SFAS 148 will not have a material impact on its financial position or results of operations.

         On January 17, 2003, the FASB issued FASB Financial Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST Entities which requires extensive disclosures (including disclosures that are applicable to December 31, 2002 financial statements) and will require companies to evaluate variable interest entities created after January 31, 2003 and existing entities to determine whether to apply the Interpretation's consolidation approach to them. Companies must apply the Interpretation to entities with which they are involved if the entity's equity has specified characteristics. If it is reasonably possible that a company will have a significant variable interest in a variable interest entity at the date the Interpretation's consolidation requirements become effective, the company must disclose the nature, purpose, size and activities of the variable interest entity and the consolidated enterprise's maximum exposure to loss resulting from its involvement with the variable interest entity in all financial statements issued after January 31, 2003 (as well as December 31, 2002 financial statements) regardless of when the variable interest entity was created. Since the Company has no interest in any variable interest entity, the Company believes that the adoption of this interpretation will not have a material impact on its financial position or results of operations.

NOTE 3 - PROPERTY AND EQUIPMENT
-------------------------------

         At December 31, property and equipment consist of:

                                                        2002           2001
                                                     ----------     ----------

                  Computer and test equipment        $  21,833      $ 316,207
                  Furniture and fixtures                16,067         16,067
                  Trade show equipment                  47,002         47,002
                                                     ----------     ----------
                                                        84,902        379,276
                  Less: Accumulated depreciation       (37,459)      (274,735)
                                                     ----------     ----------
                                                     $  47,443      $ 104,541
                                                     ==========     ==========

         Depreciation expense for the years ended December 31, 2002 and 2001 amounted to $13,627 and $70,846, respectively . Depreciation expense for the period from February 2, 1996 (inception) to December 31, 2002 was $288,362.

                                  VISIJET, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4 - NOTES PAYABLE - RELATED PARTIES
----------------------------------------

         PONTE NOSSA ACQUISITION CORPORATION

         During 2002, the Company entered into various loan agreements with Ponte Nossa Acquisition Corporation ("PNAC") to provide funding to facilitate transactions contemplated by the pending merger with PNAC. Principal and accrued interest on the notes are due on the earlier of
         i) the date on which the closing of the transactions of the merger agreement by and between the Company and PNAC, ii) termination of the merger agreement, iii) sale of the Company or iv) the maturity date. The notes are collateralized by a security interest in certain assets and common stock of the Company.

         At December 31, 2002, notes payable to PNAC consist of the following:
         Note payable - PNAC
             Senior secured promissory notes,
             interest at 3% per annum, due May 2003               $     236,000
         Note payable - PNAC
             Working capital note, interest at 10% per annum,
             due August 2003                                            309,752
         Note payable - PNAC
             Milestone note payable,
             interest at 10% per annum, due August 2003                  97,606
                                                                  --------------
                                                                  $     643,358
                                                                  ==============

         At December 31, 2002, accrued interest payable on the above notes is $12,354. As a result of the merger (see Note 11), these notes payable eliminate during the consolidation with PNAC.

         SURGIJET, INC.

         On October 23, 1998, in connection with a Trademark, Technology and Patent License Agreements entered into with SurgiJet, Inc., a company related through common shareholders, the Company issued a demand promissory note in the amount of $400,000 in favor of SurgiJet, Inc., in connection with the reimbursement of expenses incurred by SurgiJet in the development of the related technology. The terms of the note were amended on February 3, 2003 to establish payment requirements and to increase the interest rate to 10% per annum. Under the amended note, the first payment, in the amount of $30,000, is payable on February 11, 2003, the date of merger with PNAC. Thereafter, the note is payable in equal monthly installments of $15,000, including interest on the first of each month until paid in full. As of December 31, 2002 and 2001, no payments had been made on the note.

         Until the note is paid in full, interest on this note accrues on the unpaid principal at a variable interest rate based on the prime rate, which was 4.25% at December 31, 2002. Accrued interest on the note at December 31, 2002 and 2001, was $137,149 and $118,448, respectively.
         Pursuant the merger agreement, the loan is due and payable upon successful completion of an independent audit of the Company's 2002 financial statements. At April 24, 2003, the balances are under negotiation with the involved parties.

                                  VISIJET, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4 - NOTES PAYABLE - RELATED PARTIES (CONTINUED)
----------------------------------------

         DENTAJET, INC.

         During 2002, the Company entered into a promissory note for a principal sum of $91,000, plus interest at the rate of 10% per annum with DentaJet Inc., a Nevada corporation ("DentaJet"), related through common shareholders. DentaJet continued to provide funding in 2002 totaling an aggregate loan amount of $161,000. Loan payments were made against this note in 2002 totaling $27,482 leaving an outstanding principal balance at December 31, 2002 of $133,518. Accrued interest of $9,567 was incurred during the year bringing the outstanding balance to $143,086. Pursuant to the merger agreement, the loan is due and payable upon successful completion of an independent audit of the Company's 2002 financial statements. At April 24, 2003, the balances are under negotiation with the involved parties.

         DUE TO AND FROM AFFILIATE

         The Company shares its facility, operating equipment and personnel with SurgiJet, Inc. Rent, equipment and personnel expenditures are allocated to each entity based on the nature of the expense, current operations and square footage of the facility. Certain expenses incurred by the Company are paid for by SurgiJet, Inc. At December 31, 2001, the Company had $4,430 in notes receivable from SurgiJet, Inc. related to these expenditures.

         SHAREHOLDERS

         During 2002, the Company entered into a promissory note with Lance Doherty, a shareholder of the Company, for a principal sum of $19,000 plus interest to accrue at a rate of 10% per annum. Total accrued interest on the note is $1,767 at December 31, 2002. In addition, the Company recorded as a note payable with no interest certain expenses paid by Rex Doherty, the principal shareholder of the Company, in the amount of $2,967 due and payable as of December 31, 2002.

         FINANCIAL ENTREPRENEURS, INC. ("FEI")

         Pursuant to an agreement entered into in connection with the merger with PNAC, the Company entered into a note agreement with FEI, a significant investor of PNAC. The note is due on demand and bears no interest. The total amount due at December 31, 2002 and 2001 is $345,000. As a result of the merger, in February 2003, FEI converted the promissory note held by it into 378,997 shares of the Company's common stock at a conversion rate of $1.00 per share. There was no beneficial conversion feature on this note.

NOTE 5 - COMMITMENTS
--------------------

         OPERATING LEASES

         The Company's primary facility is leased through a property management group. Rent expense was $62,160 and 94,250 for the years ended December 31, 2002 and 2001, respectively. Rent expense for the period from February 2, 1996 (inception) to December 31, 2002 was $293,848.

                                  VISIJET, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5 - COMMITMENTS (CONTINUED)
--------------------

         The minimum annual lease payments as of December 31, 2002 are as fo1lows:

                  Year Ending December 31,

                            2003                  $    94,188
                            2004                       36,736
                                                  ------------

                                                  $   130,924
                                                  ============

NOTE 6 - CONTINGENCY
--------------------

         During 2001, judgments totaling $129,669 were entered against the Company's former parent, SurgiJet, Inc. for failure to make scheduled payments on equipment capital leases. These capital leases were transferred and assumed by the Company as of January 1, 1999. The Company provided SurgiJet, Inc with monthly payments of approximately $8,000, including interest ranging from 19% to 30%. SurgiJet, Inc. defaulted on two of the leases due to the Company's failure to make payments. The Company's management has committed to pay the judgment on SurgiJet's behalf. At December 31, 2002 and 2001, $129,669 is recorded as an accrued liability.

NOTE 7 - SHAREHOLDERS' DEFICIT
------------------------------

         COMMON STOCK - RELATED PARTIES

         The Company issued 140,000 and 1,629,430 shares of common stock to officers and directors valued at $2,800 and $32,589, respectively, for commissions and consulting services for the years ended December 31, 2002 and 2001, respectively.

         PREFERRED STOCK

         During 1998, the Company raised $500,000 from the sale of 127,550 shares of Series A Preferred Stock priced at $3.92 per share to a small group of private investors. In 1999, the Company raised an additional $50,000 from the sale of 12,756 shares of Series A Preferred Stock.

         During 1999, the Company raised $318,500 from the sale of 57,911 shares of Series B Preferred Stock priced at $5.50 per share to a small group of private investors.

         During 2000, the Company issued 147,315 shares of Series B Preferred Stock in exchange for services valued at $756,000.

         During 2001, the Company raised $833,588 (net of issuance costs) from the sale of 158,720 shares of Series B Preferred Stock priced at $5.50 per share to a small group of private investors.

         Dividends, when declared are payable at a rate of $0.196 and $0.275 per share per annum on each outstanding share of Series A and Series B Preferred Stock, respectively, payable quarterly. Such dividends are not cumulative.

                                  VISIJET, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 7 - STOCKHOLDERS' EQUITY (DEFICIT) (CONTINUED)
---------------------------------------

         Each share of Series A and B Preferred Stock shall be convertible into Common Stock as determined by dividing $3.92 and $5.50 for each share of Series A and B Preferred Stock, respectively, surrendered for conversion. Each share of Preferred Stock will automatically be converted at the conversion price upon the earlier of a) a public offering which results in gross proceeds of at least $5,000,000, b) the consent of a majority of Preferred Stockholders.

         The Series A and B Preferred Stock have the right to one vote for each share of common stock into which they can be converted. The Series A and B Preferred Stock have certain liquidation and conversion price adjustments for certain dilutive issuances, splits and combinations and are not redeemable.

         STOCK OPTIONS

         In 1998, the Board of Directors approved the adoption of a stock option plan ("1998 Plan") pursuant to which directors, officers, key employees, consultants or associates are eligible to receive stock options for common stock as defined in the 1998 Plan. The Company is authorized to issue up to 500,000 shares of common stock under the 1998 Plan. All unexercised options terminate five years from the adoption date of the 1998 Plan.

         In 1999, the Board of Directors approved the adoption of a stock option plan ("1999 Plan") pursuant to which directors, officers, key employees, consultants, and scientific advisors and other personnel working directly with the Company are eligible to receive stock options for common stock as defined in the 1999 Plan. The Company is authorized to issue up to 796,132 shares of common stock under the 1999 Plan. All unexercised options terminate five years from the adoption date of the 1999 Plan.

         During 1999, the Company has granted 927,382 common stock options to employees and consultants. Of these grants, 927,382 stock options have been exercised at their exercise price of $0.20 per share as of December 31, 1999. The weighted average fair value of options granted during 1999 is $0.20. There were no stock options granted after 1999.

NOTE 8 - INCOME TAXES
---------------------

         The provision for income taxes consist of the following for the years ended December 31:

                                                  2002         2001
                                               ---------    ---------
                  Current:
                      Federal                  $     --     $     --
                      State                         800          800
                                               ---------    ---------
                           Total provision     $    800     $    800
                                               =========    =========

                                  VISIJET, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 8 - INCOME TAXES (CONTINUED)
---------------------

         The components of the net deferred income tax assets are as follows as of December 31:

                                                                 2002             2001
                                                             ------------     ------------
                  Deferred income tax assets:
                      Net operating loss carry forward       $ 2,398,000      $ 1,908,000
                      Other temporary timing adjustments         257,000          212,000
                                                             ------------     ------------
                                                               2,655,000        2,120,000

                  Deferred tax liability:
                      State taxes                               (191,000)        (149,000)
                                                             ------------     ------------

                  Deferred income tax asset, net before
                      Valuation allowance                      2,464,000        1,971,000
                      Less: valuation allowance               (2,464,000)      (1,971,000)
                                                             ------------     ------------

                  Deferred income tax asset, net             $        --      $        --
                                                             ============     ============

         Since 1996, the company has generated a net operating loss (NOL) of approximately $5,674,000. The total carry forward amounts are available to offset future taxable income and expire in various years through 2022. The ability to use some or all of this carryforward is limited by future events such as a failure to generate positive taxable income or a change in ownership as stated under the rules of Internal Revenue Code Section 382.

         The net deferred tax asset is primarily associated with its net operating loss carryforwards, state taxes and other timing adjustments. The Company has recorded a valuation allowance for the entire amount due to the uncertainty surrounding the likelihood of the Company generating sufficient taxable income in the future.

NOTE 9 - SETTLEMENT AGREEMENTS AND LOAN PAYABLE
-----------------------------------------------

         On November 4, 2002, the Company entered into settlement agreements with two consultants for past due consulting services. The total amounts due at December 31, 2002 and 2001 were $700,000 and $408,349, respectively.

         The amounts due related to these settlements will be payable as follows: $250,000 will be payable over one to two years at a 3.5% annual interest rate, with the remaining $450,000 convertible to shares of the merged company based upon the closing price of the merged Company's stock on the day the merger with Ponte Nossa Acquisition Corp. is completed (Note 11).

NOTE 10 - RESTATEMENT
---------------------

         During the 2002 audit, it was discovered that certain accounting matters related to the financial statements for the year ended December 31, 2001 required restatement. The Company's prior management overstated expenses in 2001 by recording $93,595 of accrued personal expense of the Company's prior management, as general and administrative and research and development

                                  VISIJET, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 10 - RESTATEMENT (CONTINUED)
---------------------

         expenses. The financial statements for the year ended December 31, 2001 have been restated to decrease operating expenses by $93,595. In addition, it was discovered that certain general and administrative expenses and research and development expenses related to the period ended December 31, 2001 were included in the financial statements for the year ended December 31, 2002. The financial statements for the year ended December 31, 2001 have been restated for this error by increasing operating expenses by $129,166. The net effect of these adjustments was to increase net loss $35,571 for the year ended December 31, 2001.

                                                   As Reported    As Restated
                                                   -----------    -----------

         General and administrative expenses       $  436,122     $  458,773
         Research and development expenses            944,745        957,665
                                                   -----------    -----------
                      Total operating expenses     $1,380,867     $1,416,438
                                                   ===========    ===========

         Net loss                                  $1,439,602     $1,475,173
                                                   ===========    ===========

NOTE 11 - SUBSEQUENT EVENTS
---------------------------

         MERGER

         On December 20, 2002, the Company entered into a Second Amended and Restated Agreement and Plan of Merger with Ponte Nossa Acquisition Corp., ("PNAC") a Delaware corporation, for the merger of the two companies into a single company. The merger was consummated as a reverse merger on February 11, 2003.

         Under the terms of the agreement and Plan of Merger, 12,128,491 shares of PNAC common stock were issued to the shareholders of the Company. In addition, warrants to purchase an additional 4,528,481 shares or common stock were issued to certain investors for cash concurrently with the consummation of the merger.

         As a result of this transaction, the Company became a wholly owned subsidiary of PNAC. The transaction resulted in the shareholders of the Company acquiring control of PNAC. For financial reporting purposes, the business combination was accounted for as a recapitalization of the PNAC (a reverse acquisition with the Company as the accounting acquirer), whereby PNAC changed its name to VisiJet, Inc.

         LITIGATION

         On February 5, 2003, a claim was filed against the Company by an outside consultant stating that the consultant is entitled to a commission arising out of the merger between PNAC and the Company. The complaint alleges that the plaintiff is entitled to 105,000 shares of the Company's

                                  VISIJET, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 11 - SUBSEQUENT EVENTS (CONTINUED)
---------------------------

         common stock. The Company denies the material allegations of the complaint and plans to vigorously contest the action.